Annual Meeting of Shareholders August 26, 2020 Preparing for a New Day Exhibit 99.1

Annual Meeting of Shareholders August 26, 2020 Robert C. Grubic Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank Chairman & CEO, Herbert Rowland & Grubic, Inc.

Annual Meeting of Shareholders August 26, 2020 Robert C. Grubic Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank Introduction of Board Members

Annual Meeting of Shareholders August 26, 2020 William A. Specht, III Vice-Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank President & CEO, Seal Glove Manufacturing, Inc. and Ark Safety

Annual Meeting of Shareholders August 26, 2020 Robert A. Abel Board Member of Mid Penn Bancorp, Inc. Principal and Shareholder, Brown Schultz Sheridan & Fritz

Annual Meeting of Shareholders August 26, 2020 Kimberly J. Brumbaugh Board Member of Mid Penn Bancorp, Inc. Founder & CEO, Brumbaugh Wealth Management, LLC

Annual Meeting of Shareholders August 26, 2020 Matthew G. DeSoto Board Member of Mid Penn Bancorp, Inc. President & CEO, MI Windows and Doors, LLC

Annual Meeting of Shareholders August 26, 2020 Gregory M. Kerwin Board Member of Mid Penn Bancorp, Inc. Senior Partner, Kerwin & Kerwin, Attorneys at Law

Annual Meeting of Shareholders August 26, 2020 Donald F. Kiefer Board Member of Mid Penn Bancorp, Inc. Former President & CEO, The Scottdale Bank & Trust Company

Annual Meeting of Shareholders August 26, 2020 Theodore W. Mowery Board Member of Mid Penn Bancorp, Inc. Partner, Gunn Mowery, LLC

Annual Meeting of Shareholders August 26, 2020 John E. Noone Board Member of Mid Penn Bancorp, Inc. President, Shamrock Investments, LLC

Annual Meeting of Shareholders August 26, 2020 Noble C. Quandel, Jr. Board Member of Mid Penn Bancorp, Inc. Chairman and CEO, Quandel Enterprises, Inc.

Annual Meeting of Shareholders August 26, 2020 David E. Sparks Board Member of Mid Penn Bancorp, Inc. Former President & CEO, First Priority Financial and First Priority Bank

Annual Meeting of Shareholders August 26, 2020 Rory G. Ritrievi President & CEO and Board Member of Mid Penn Bancorp, Inc. and Mid Penn Bank

Annual Meeting of Shareholders August 26, 2020 Robert C. Grubic Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank Formal Business of the Meeting

The first item of business to be acted upon by shareholders at this Meeting is the election of four Class A Directors to serve for a three (3) year term and/or until their successor is elected and qualified. The Nominees for election are:   Robert C. Grubic Donald F. Kiefer John E. Noone Noble C. Quandel, Jr.   The Board of Directors unanimously recommends shareholders vote for each of the named nominees. Annual Meeting of Shareholders August 26, 2020 Formal Business of the Meeting

The second item to be acted upon by shareholders at this Meeting is to approve a Non-Binding Advisory Vote on Executive Compensation.   The Board of Directors unanimously recommends a vote “for” approval of the executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure (together with the accompanying narrative disclosure), regarding named executive officers in the proxy statement. Annual Meeting of Shareholders August 26, 2020 Formal Business of the Meeting

The third item to be acted upon by the shareholders at this Meeting is a proposal to approve an amendment to the Mid Penn Bancorp, Inc. 2014 Restricted Stock Plan as described in the proxy statement. The Board of Directors unanimously recommends shareholders vote for approval of the amendment to the 2014 Restricted Stock Plan. Annual Meeting of Shareholders August 26, 2020 Formal Business of the Meeting

The fourth item to be acted upon by shareholders at this Meeting is a proposal to ratify the appointment of BDO USA, LLP as the Corporation’s Independent Registered Public Accounting Firm for 2020. Even if the selection is ratified, the Audit Committee of the Corporation, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation. Annual Meeting of Shareholders August 26, 2020 Formal Business of the Meeting

Annual Meeting of Shareholders August 26, 2020 Rory G. Ritrievi President & CEO and Board Member of Mid Penn Bancorp, Inc. and Mid Penn Bank Management Presentation

Annual Meeting of Shareholders August 26, 2020 This presentation and management’s related discussion on Mid Penn Bancorp, Inc. (“Mid Penn”) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy," or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause actual results to differ materially from such forward-looking statements include, but are not limited to: changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, and collateral securing loans; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on securities held in Mid Penn’s portfolio; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, the Securities and Exchange Commission, or other regulatory agencies; increasing price and product/service competition, including new competitors; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of future litigation and governmental proceedings, including tax-related examinations and other matters; (cont.) Cautionary Notice Regarding Forward-Looking Statements and Risk Factors

Factors that may cause actual results to differ materially from such forward-looking statements include, but are not limited to: (cont.) the continued availability of financing; the availability of financial resources in the amounts, at the times, and on the terms required to support Mid Penn and Mid Penn Bank’s future businesses; the impact of Mid Penn’s 2018 acquisitions of First Priority Financial Corp. and The Scottdale Bank and Trust Company, and material differences in the actual financial results of merger, acquisition and investment activities compared with Mid Penn’s initial expectations, including the full realization of anticipated cost savings and revenue enhancements. Additionally, the impact of the continuing COVID-19 pandemic and the related uncertainties and potential economic volatility could negatively affect our net interest income, lending activities, deposits, asset quality and profitability. A prolonged period of volatile and unstable market conditions could negatively affect our growth and risk mitigation strategies, and could increase credit losses in our loan portfolio. Volatility from changes in interest rates and spreads to benchmark indices could cause a reduction in future net interest income and adverse changes in the fair value of interest-earning assets and interest-bearing liabilities, which in turn could have a material adverse effect on our net income, operating results, or financial condition. For a list of these and other factors which would affect our results, see Mid Penn’s filings with the SEC, including those risk factors identified in the "Risk Factors" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2019. The statements made during this presentation are as of the date of this presentation, even if subsequently made available by Mid Penn on its website or otherwise. Mid Penn assumes no obligation for updating any such forward-looking statements at any time, except as required by law. Annual Meeting of Shareholders August 26, 2020 Cautionary Notice Regarding Forward-Looking Statements and Risk Factors (Cont.)

This presentation or related management discussion may contain financial information or measures determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). For tangible book value, the most directly comparable financial measure calculated in accordance with GAAP is our book value. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. Goodwill and other intangible assets have the effect of increasing total book value while not increasing our tangible book value. We believe earnings per share excluding the after-tax impact of merger-related expenses and any nonrecurring charges provides important supplemental information in evaluating Mid Penn’s operating results because these charges are not incurred as a result of ongoing operations. Income tax effects of non-GAAP adjustments are calculated using the applicable statutory tax rate for the charges incurred (benefits realized), while taking into consideration any valuation allowances or non-deductible portions of the non-GAAP adjustments. This non-GAAP information has limitations as an analytical tool, and should be viewed supplementary to, but not as a substitute for, financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Mid Penn’s results and financial condition as reported under GAAP. Further, this non-GAAP information may not necessarily be comparable to non-GAAP performance measures that may be presented by other companies. Management believes that this non-GAAP supplemental information will be helpful in understanding the comparability of Mid Penn’s reported results. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix. This supplemental presentation should not be construed as an inference that Mid Penn’s future results will be unaffected by similar adjustments to be determined in accordance with GAAP. Cautionary Notice Regarding Non-GAAP Measures Annual Meeting of Shareholders August 26, 2020

Annual Meeting of Shareholders August 26, 2020 Five-Year Comparative Profile of Mid Penn As of December 31, 2014 (000s): Total Assets: $ 755,657 Total Loans: $ 571,533 Total Deposits: $ 637,922 The Company employed 200 personnel with 19 retail offices in six Pennsylvania counties (Cumberland, Dauphin, Lancaster, Luzerne, Northumberland, Schuylkill), and generated annual revenues in 2014 of $29.4 million.

Annual Meeting of Shareholders August 26, 2020 Five-Year Comparative Profile of Mid Penn As of December 31, 2014 (000s): Total Assets: $ 755,657 Total Loans: $ 571,533 Total Deposits: $ 637,922 The Company employed 200 personnel with 19 retail offices in six Pennsylvania counties (Cumberland, Dauphin, Lancaster, Luzerne, Northumberland, Schuylkill), and generated annual revenues in 2014 of $29.4 million. As of December 31, 2019 (000s): Total Assets: $ 2,231,175 Total Loans: $ 1,762,756 Total Deposits: $ 1,912,394 The Company employed over 400 personnel with 39 retail offices in twelve Pennsylvania counties (Berks, Bucks, Chester, Cumberland, Dauphin, Fayette, Lancaster, Luzerne, Montgomery, Northumberland, Schuylkill and Westmoreland) and generated annual revenues in 2019 of $82.8 million.

Annual Meeting of Shareholders August 26, 2020 Five-Year Comparative Profile of Mid Penn As of December 31, 2014 (000s): Total Assets: $ 755,657 Total Loans: $ 571,533 Total Deposits: $ 637,922 The Company employed 200 personnel with 19 retail offices in six Pennsylvania counties (Cumberland, Dauphin, Lancaster, Luzerne, Northumberland, Schuylkill), and generated annual revenues in 2014 of $29.4 million. As of December 31, 2019 (000s): Total Assets: $ 2,231,175 Total Loans: $ 1,762,756 Total Deposits: $ 1,912,394 The Company employed over 400 personnel with 39 retail offices in twelve Pennsylvania counties (Berks, Bucks, Chester, Cumberland, Dauphin, Fayette, Lancaster, Luzerne, Montgomery, Northumberland, Schuylkill and Westmoreland) and generated annual revenues in 2019 of $82.8 million. The five-year increase in total assets was $1.48 billion, effectively tripling the size of the Corporation. This increase included $410 million of organic asset growth, and $1.07 billion of combined assets acquired from the three strategic mergers of Phoenix Bancorp, Inc. (2015), The Scottdale Bank and Trust Co. (2018), and First Priority Financial Corp. (2018).

Annual Meeting of Shareholders August 26, 2020 Five-Year Return to Shareholders 5-Year Return: $100 invested in Mid Penn Bancorp, Inc. stock (NASDAQ: MPB) as of Dec. 31, 2014, and held for five years through Dec. 31, 2019, returned 113.00%. Comparatively, stocks in the Russell 3000 Index averaged a lower return of 70.35% for the five-year period ending Dec. 31, 2019. * A custom peer group of Mid- Atlantic commercial banks with assets between $2 billion and $3 billion (as of Sept. 30, 2019) averaged a lower return of 58.61% for the five-year period ending Dec. 31. 2019.

Annual Meeting of Shareholders August 26, 2020 Increasing Shareholder Value (a) Tangible Book Value per Common Share is a Non-GAAP measure as it excludes goodwill, core deposit intangible, and other intangible assets. See the reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation Tangible Book Value Per Common Share Mid Penn’s Tangible Book Value Per Common share at Dec. 31, 2019 was $19.96 or an increase of over 28% over the past three years. Tangible Book Value Per Common Share is a Non-GAAP measure as it excludes goodwill, core deposit intangible, and other intangible assets. The most comparable GAAP measure is book value per share, which is shown in the table below the chart. Please see the reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Annual Meeting of Shareholders August 26, 2020 Increasing Shareholder Value (a) Tangible Book Value per Common Share is a Non-GAAP measure as it excludes goodwill, core deposit intangible, and other intangible assets. See the reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation Tangible Book Value Per Common Share Mid Penn’s Tangible Book Value Per Common share at June 30, 2020 was $20.86 reflecting an increase of 4.5% since year-end 2019. Tangible Book Value Per Common Share is a Non-GAAP measure as it excludes goodwill, core deposit intangible, and other intangible assets. The most comparable GAAP measure is book value per share, which is shown in the table below the chart. Please see the reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Annual Meeting of Shareholders August 26, 2020 Increasing Dividends Cash dividends paid per share have increased consistently in recent years as follows (annual totals reflect both regular and special dividends paid during each calendar year): 2015: $0.44 for the year 2016: $0.58 for the year 2017: $0.62 for the year 2018: $0.70 for the year 2019: $0.79 for the year The most recent regular quarterly dividend per share was $0.18 which was paid this past Monday, August 24, 2020 to shareholders of record on August 10, 2020. Through the date of this shareholders’ meeting on August 26, 2020, year-to-date cash dividends per share paid during 2020 have totaled $0.59 including a $0.05 special dividend. The annual cash dividends paid per share have increased 80% comparing 2015 to 2019.

Annual Meeting of Shareholders August 26, 2020 Earnings Results Mid Penn’s Fully Diluted Earnings Per Common Share (EPS) was $2.09 for the year ending December 31, 2019. Adjusted EPS, a Non-GAAP measure, reflects the after-tax impact of excluding merger-related expenses (2015 and 2018) and a one-time deferred tax asset charge (2017). Please see the reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Annual Meeting of Shareholders August 26, 2020 Consistent Loan and Deposit Growth Total loans increased by $715 million during 2018, with $543 million being the outstanding balance of loans acquired from First Priority and Scottdale. Organic loan growth was a strong $172 million for 2018. Total deposits increased by $702 million during 2018, with $597 million deposits being assumed from First Priority and Scottdale. Organic deposit growth was $105 million for 2018. Mid Penn’s growth in total loans outstanding for the year ending Dec. 31, 2019 was $139 million or an increase of 8.6% compared to total loans outstanding as of Dec. 31, 2018. Total deposits grew $186 million for the year ending Dec. 31, 2019 or an increase of 10.8% compared to Dec. 31, 2018.

Annual Meeting of Shareholders August 26, 2020 Mid Penn’s net interest margin decreased slightly during 2019 to 3.57% compared to 3.67% for 2018. Contributing to this decrease was the impact of three Federal Reserve (FOMC) rate cuts totaling -0.75% during the second half of 2019, as the reduced yield on variable rate assets more than offset related savings in the cost of funds. Net Interest margin

Annual Meeting of Shareholders August 26, 2020 During the first six months of 2020, in response to the COVID-19 pandemic, the FOMC reduced rates by a total of -1.50%, resulting in a significant decrease the Prime lending rate from 4.75% to 3.25%. However, many of Mid Penn’s variable rate credits have established rate floors such that the full impact of the FOMC’s rate reductions were not realized. Additionally, in response to these market rate reductions, Mid Penn reduced its cost of borrowings accordingly. Further, the net interest margin for the first six months of 2020 also includes the impact of (i) Paycheck Protection Program (PPP) loans of $606 million originated during the second quarter of 2020, which bear interest at the rate of 1%, plus (ii) the recognition of $2.4 million of PPP loan processing fees into interest income during the second quarter of 2020. Mid Penn’s net interest margin decreased slightly during 2019 to 3.57% compared to 3.67% for 2018. Contributing to this decrease was the impact of three Federal Reserve (FOMC) rate cuts totaling -0.75% during the second half of 2019, as the reduced yield on variable rate assets more than offset related savings in the cost of funds. Net Interest margin

Annual Meeting of Shareholders August 26, 2020 Asset Quality Mid Penn’s Asset Quality measures continue to reflect the Corporation’s commitment to sound credit risk management at all phases including conservative underwriting, timely and effective credit administration and communications with borrowers, and diligent asset workout and collection efforts when required. In addition to the continuing trend of reduced nonperforming assets as a percentage of total loans and other real estate, Mid Penn’s actual credit losses were a very low 0.02% in 2019 after the previous two years reflecting net recoveries for the 12-month periods.

Annual Meeting of Shareholders August 26, 2020 Asset Quality As of June 30, 2020, Mid Penn’s asset quality measures did not reflect any new impaired assets, specific reserve allocations, or charge-offs related to the financial impact of the COVID-19 pandemic, through management is continuously and closely monitoring and evaluating the impact of the pandemic on the loan portfolio. The Allowance for Loan Losses increased to $11,067,000 as of June 30,2020 compared to $9,515,000 as of December 31, 2019, with much of the increase related to higher general reserves resulting from increases in qualitative factors related to economic and external conditions driven by the potential for ongoing financial implications from the COVID-19 pandemic on mid Penn’s customers and market area.

Annual Meeting of Shareholders August 26, 2020 Summary of YTD June 30, 2020 Results For the quarter ended June 30, 2020, Mid Penn reported earnings of $6,833,000 or fully diluted earnings per share of $0.81, both of which represent quarterly record earnings for the Corporation. A significant source contributing to the increase in net interest income year over year was the recognition of $2.4 million in Paycheck Protection Program (PPP) loan processing fees during the second quarter of 2020. As of June 30, 2020, Mid Penn had $589 million of PPP loans outstanding after funding these special loans, as administered by the Small Business Administration (SBA), to over 4,000 borrowers who collectively were supporting over 60,000 jobs. As of June 30, 2020, Mid Penn still had deferred PPP loan processing fees of $18 million to be recognized over the next 24 months dependent upon the timing of repayment or forgiveness of the PPP loans.

Annual Meeting of Shareholders August 26, 2020 Thank You for Attending and For Your Investment in Mid Penn Bancorp, Inc.

Annual Meeting of Shareholders August 26, 2020 Appendix – Reconciliation of Non-GAAP Measures